UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 30, 2010

                               Badger Meter, Inc.
               (Exact name of Registrant as Specified in Charter)


          Wisconsin                  1-6706                39-0143280
(State or Other Jurisdiction    (Commission File         (IRS Employer
       of Incorporation)             Number)           Identification No.)


        4545 W. Brown Deer Rd., Milwaukee, Wisconsin           53223
          (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code: (414) 355-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors;
---------    Appointment of Certain Officers; Compensatory Arrangements of
             Certain Officers.

             On April 30, 2010, the shareholders of Badger Meter, Inc. elected the following directors to serve a one-year term until the Company's 2011 Annual Meeting of Shareholders: Ronald H. Dix, Thomas J. Fischer, Gale E. Klappa, Richard A. Meeusen, Andrew J. Policano, Steven J. Smith, John J. Stollenwerk and Todd J. Teske.

                                   SIGNATURES
                                   ----------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BADGER METER, INC.



Date: April 30, 2010       By:     /s/ Richard E. Johnson
                              --------------------------------------------------
                                   Richard E. Johnson
                                   Senior Vice President - Finance and Treasurer
                                   Chief Financial Officer


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